SCHEDULE 14A
(RULE 14A-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
EXCHANGE ACT OF 1934 (AMENDMENT NO. ____)

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-12

LAZARD GLOBAL TOTAL RETURN AND INCOME, INC.
LAZARD WORLD DIVIDEND & INCOME FUND, INC.

(Name of Registrants as Specified in Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrants)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies: __________
(2)	Aggregate number of securities to which transaction applies:__________
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): ______________________________________
(4)	Proposed maximum aggregate value of transaction:__________________
(5)	Total fee paid: _______________________________________________
☐	Fee previously paid with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
(1)	Amount previously paid:____________________________
(2)	Form, schedule or registration statement no.:____________
(3)	Filing party:______________________________________
(4)	Date filed: _______________________________________

Approved - Solicitation Script

Lazard Closed-End Funds

LOR = LAZARD WORLD DIVIDEND & INCOME FUND, INC.
LGI = LAZARD GLOBAL TOTAL RETURN AND INCOME FUND, INC.

Meeting Date: October 18, 2019

Toll Free Number: 855-723-7814

Inbound Greeting:

Thank you for calling the Broadridge Proxy Services Center for the Lazard Closed-End Funds. My name is <Agent Name>. How may I assist you today?

General Outbound Greeting:

Good day, may I please speak with Mr./Ms. <full name as it appears on registration>?

Hello Mr./Ms. <Stockholder’s Last Name>. My name is <Agent Name> and I am a proxy voting specialist calling on behalf of the Lazard Closed-End Funds to confirm you have received the proxy materials for the Annual Meeting of Stockholders scheduled for October 18, 2019. Have you received the proxy materials?

Near Meeting Date Outbound Greeting:

Good day, may I please speak with Mr./Ms. <full name as it appears on registration>?

Hello Mr./Ms. <Stockholder’s Last Name>. My name is <Agent Name> and I am a proxy voting specialist calling on behalf of the Lazard Closed-End Funds to confirm you have received the proxy materials for the Annual Meeting of Stockholders scheduled in just a few days on October 18, 2019. Have you received the proxy materials?

Adjournment Outbound Greeting:

Good day, may I please speak with Mr./Ms. <full name as it appears on registration>?

Hi Mr. /Ms. <Stockholder’s Last Name>, my name is <Agent Name> and I am a proxy voting specialist calling on behalf of your current investment with the Lazard Closed-End Funds. Due to the lack of stockholder participation, the Annual Meeting of Stockholders has been adjourned to <date/time>. Have you received the proxy materials?

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Voting:

Your Board has recommended a vote “FOR” the proposals. Would you like to vote along with the recommendations of the Board for all of your accounts?

Thank you, I am recording your <for, against, abstain> vote. For confirmation purposes, please state your full name.

And according to our records, you currently reside at <read street address, city, and state>. Is that correct? For confirmation purposes, please state your zip code.

Thank you. You will receive a confirmation of your voting instructions within 5 days. If you have any questions, please contact us at this toll free number 855-723-7814.

Mr./Ms. <Stockholder’s Last Name>, your vote is important and your time is appreciated. Thank you and have a good <day, evening, night>.

If unsure of voting or does not want to vote along with the recommendation of the Board:

Would you like me to review the proposals with you? <After review, ask them if they would like to vote now over the phone>.

If materials not received/requesting materials to be re-mailed:

I can resend the proxy materials to you, or I can review the proposals with you and record your vote immediately by phone. <Pause for response>

After review, ask them if they would like to vote now over the phone:

Your Board recommends that you vote “FOR” the proposals. Would you like to vote along with the recommendations of the Board for all your accounts?

If they don’t want proposals reviewed:

Do you have an email address this can be sent to? <If yes, enter the email address in the notes and read it back phonetically to the stockholder.>

Thank you. You should receive the proxy materials shortly and the materials will inform you of the methods available to cast your vote, one of which is to call us back at 855-723-7814.

If Not Interested:

I am sorry for the inconvenience. Please be aware that, as a stockholder, your vote is very important. Please fill out and return your proxy card at your earliest convenience. If you would rather not do that, you can always vote via the other methods outlined in the proxy materials. Thank you again for your time today, and have a wonderful <day, evening, night>.

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Registered holder wants a new proxy card/or their control number <send complete contact information name, address, control #, & shares to Broadridge>:

Your control number can be found on your proxy card. I can arrange to have a new proxy card sent to you. However, I can record your voting instructions right now so that it will be represented at the upcoming meeting. Your Board is recommending you vote “FOR” the proposals.

Beneficial holder wants a new VIF/or their control number:

Your control number can be found on your Vote Instruction Form. You can contact your broker/financial advisor and they can arrange to have a new voting instruction form sent to you. However, I can record your voting instructions right now so that it will be represented at the upcoming meeting. Your Board is recommending you vote “FOR” the proposals.

ANSWERING MACHINE MESSAGE:

Hello, my name is <Agent Name> and I am a proxy voting specialist calling on behalf of the Lazard Closed-End Funds. You should have received proxy materials electronically or in the mail concerning the Annual Meeting of Stockholders to be held on October 18, 2019.

Your vote is very important. Please sign, date and promptly mail your proxy card in the postage-paid envelope provided. Internet and telephone voting are also available. To vote over the Internet please follow the instructions provided in the proxy materials. If you have any questions, would like to vote over the telephone or need new proxy materials, call toll-free at 855-723-7814 and a proxy voting specialist will assist you. Specialists are available Monday through Friday, 9AM to 10PM Eastern Time. Voting takes just a few moments and will benefit all stockholders. Thank you for your prompt attention to this matter.

AUTOMATED ANSWERING MACHINE MESSAGE 1:

Hello, this is the Broadridge Proxy Services Center calling with an important message on behalf of the Lazard Closed-End Funds. You should have received proxy materials electronically or in the mail concerning the Annual Meeting of Stockholders to be held on October 18, 2019.

Your vote is very important. Please sign, date and promptly mail your proxy card in the postage-paid envelope provided. Internet and telephone voting are also available. To vote over the Internet please follow the instructions provided in the proxy materials. If you have any questions, would like to vote over the telephone or need new proxy materials, call toll-free at 855-723-7814 and a proxy voting specialist will assist you. Specialists are available Monday through Friday, 9AM to 10PM Eastern Time. Voting takes just a few moments and will benefit all stockholders. Thank you for your prompt attention to this matter.

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AUTOMATED ANSWERING MACHINE MESSAGE 2:

Hello, this is the Broadridge Proxy Services Center calling with an important message on behalf of the Lazard Closed-End Funds. You should have received proxy materials electronically or in the mail concerning the Annual Meeting of Stockholders to be held on October 18, 2019. The meeting date is fast approaching and we need your help.

Your vote is very important. Please sign, date and promptly mail your proxy card in the postage-paid envelope provided. Internet and telephone voting are also available. To vote over the Internet please follow the instructions provided in the proxy materials. If you have any questions, would like to vote over the telephone or need new proxy materials, call toll-free at 855-723-7814 and a proxy voting specialist will assist you. Specialists are available Monday through Friday, 9AM to 10PM Eastern Time. Voting takes just a few moments and will benefit all stockholders. Thank you for your prompt attention to this matter.

AUTOMATED ANSWERING MACHINE MESSAGE 3:

Hello, this is the Broadridge Proxy Services Center calling with an urgent message on behalf of the Lazard Closed-End Funds. You have probably received several messages concerning the Annual Meeting of Stockholders to be held on October 18, 2019, either electronically, by mail or by phone. That is because the meeting date is just a few days away and we need your help.

Your vote is very important. Please sign, date and promptly mail your proxy card in the postage-paid envelope provided. Internet and telephone voting are also available. To vote over the Internet please follow the instructions provided in the proxy materials. If you have any questions, would like to vote over the telephone or need new proxy materials, call toll-free at 855-723-7814 and a proxy voting specialist will assist you. Specialists are available Monday through Friday, 9AM to 10PM Eastern Time. Voting takes just a few moments and will benefit all stockholders. Thank you for your prompt attention to this matter.

INBOUND - CLOSED RECORDING:

Thank you for calling the Broadridge Proxy Services Center. Our offices are now closed. Please call us back during our normal business hours which are Monday through Friday, 9AM to 10PM Eastern Time. Thank you.

INBOUND - CALL IN QUEUE MESSAGE:

Thank you for calling the Broadridge Proxy Services Center. Our proxy specialists are currently assisting other stockholders. Your call is important to us. Please continue to hold and your call will be answered in the order in which it was received. Please note that you can vote via other methods, such as by mail or over the Internet, as outlined in the proxy materials.

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END OF CAMPAIGN MESSAGE:

Thank you for calling the Broadridge Proxy Services Center. The Annual Meeting of Stockholders was held on October 18, 2019 and, as a result, this toll free number is no longer in service for proxy related calls. If you have questions about your investment, please contact your Financial Advisor or the fund company directly. Thank you and have a nice day.

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LAZARD WORLD DIVIDEND & INCOME FUND, INC.

LAZARD GLOBAL TOTAL RETURN AND INCOME FUND, INC.

Dear Stockholder:

We recently sent you proxy materials concerning the Joint Annual Meeting of Stockholders of Lazard World Dividend & Income Fund, Inc. (“LOR”) and Lazard Global Total Return and Income Fund, Inc. (“LGI” and, together with LOR, the “Funds”) to be held on October 18, 2019.

We need your vote to help (i) approve the merger of LOR with and into LGI (the “Merger Proposal”) and (ii) elect directors of your Fund(s).

The Funds’ Board of Directors recommends that, on each of your accounts, you vote “FOR” the Merger Proposal and each nominee for director of your Fund(s).

Please Vote Today - Every Vote Counts!

Your vote is very important.

Please join your fellow stockholders and cast your vote before the October 18, 2019 meeting to avoid the added cost of an adjournment.

If you have any questions concerning the proposals or would like to vote by phone, please call
855-723-7814

to speak with a proxy specialist.

THREE EASY WAYS TO VOTE

	Phone	Online	Mail

PROXY QUESTIONS? Call 855-723-7814

WITHOUT A PROXY CARD

Call 855-723-7814 Monday to Friday, 9:00 a.m. to 10:00 p.m. ET to speak with a proxy specialist.

WITH A PROXY CARD

Call 800-690-6903 with a touch-tone phone to vote using an automated system.

		WWW.PROXYVOTE.COM Please have your proxy card in hand when accessing the website. There are easy-to- follow directions to help you complete the electronic voting instruction form.	VOTE PROCESSING Mark, sign, and date your proxy card and return it in the postage-paid envelope provided.

LAZARD